Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events	12. Subsequent Events On November 7, 2014, the Company, through its Operating Partnership, entered into the Agreement of Purchase and Sale to acquire a property in Orlando, Florida for $26.5 million.

12. Subsequent Events

On January 2, 2014, the Predecessor acquired the remaining 57.7% ROC-SCCP Cherry Creek I, LP (“Cherry Creek”) it did not already own for $12.02 million. The acquisition was financed through a new $50 million mortgage loan, the proceeds of which were used to repay $36 million of existing debt of Cherry Creek, fund the payment of $12.02 million to the seller, pay $1.2 million of deferred financing costs and $0.8 million in transactions costs. The new $50 million mortgage bears interest at 5% per year and matures in January 2016. In accordance with Financial Accounting Standards Board, or “FASB”, ASC 805-10 “Business Combinations”, the assets and liabilities acquired will be recorded at their fair values on the acquisition date. The purchase price allocation on a preliminary basis, and the resulting impact on the Predecessor’s equity, is as follows:

Land	$25,745,012
Building and improvements	20,144,126
Lease intangible asset	12,009,085
Lease intangible liability	(249,409)
Net working capital assumed	(815,378)

56,833,436
Mortgage loan obtained in connection with acquisition	(50,000,000)
Elimination of investment in Cherry Creek	(4,337,899)
Deferred financing costs	1,172,764

Net increase in equity	$3,668,301

As a result of the acquisition, in 2014 the Predecessor will recognize a gain of $4.47 million on its 42.3% equity holding in Cherry Creek. The increase in equity represents the gain on the 42.3% equity investment in Cherry Creek held by the Predecessor less $0.8 million in transaction costs which will be expensed.